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                                                                    Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation in a Registration Statement on Form S-3 of our report dated February 14, 1997, on the audit of the financial statements of MSE Corporation for the years ended December 31, 1996 and 1995.

                                          Olive LLP

Indianapolis, Indiana
June 24, 1998